                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         NUKO INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         NUKO INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3)  Filing Party:

--------------------------------------------------------------------------------
     (4)  Date Filed:

--------------------------------------------------------------------------------

                          NUKO INFORMATION SYSTEMS, INC.
                                2391 QUME DRIVE
                           SAN JOSE, CALIFORNIA 95131

                                                               November 14, 1996

To the Shareholders of NUKO Information Systems, Inc.
      A Special Meeting of Shareholders of NUKO Information Systems, Inc. (the "Company") will be held at the Company's principal facilities at 2391 Qume Drive, San Jose, California, on Wednesday, December 11, 1996, at 10:00 a.m., California time. You are cordially invited to attend.
     The Notice of Special Meeting and a Proxy Statement, which describe the formal business to be conducted at the Special Meeting, follow this letter. As a shareholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy enclosed herewith. This will ensure the voting of your shares if you do not attend the Special Meeting.

     At the Special Meeting we will be asking the shareholders of the Company to change the Company's state of incorporation from New York to Delaware, as well as to approve two stock option plans previously adopted by the Board of Directors. The Board of Directors and management believe that Delaware corporate law, because of its prominence and predictability, provides a reliable foundation on which corporate governance decisions can be based. We believe that reincorporation will therefore benefit you and the corporation you own.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK YOU OWN, AND ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE SPECIAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                          Sincerely yours,
                                          LOGO
                                          PRATAP KESAV KONDAMOORI
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                         NUKO INFORMATION SYSTEMS, INC.
                                2391 QUME DRIVE
                           SAN JOSE, CALIFORNIA 95131

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 11, 1996

To the Shareholders of NUKO Information Systems, Inc.:

     Notice is hereby given that a Special Meeting of Shareholders of NUKO Information Systems, Inc., (the "Company") will be held on Wednesday, December 11, 1996 at 10:00 a.m., California time, at the principal facilities of the Company, located at 2391 Qume Drive, San Jose, California, for the following purpose:


          1. To approve a change in the Company's state of incorporation from New York to Delaware.

          2. To approve the adoption of the 1996 Stock Option Plan and the reservation of 2,500,000 shares of Common Stock for issuance thereunder.

          3. To approve the adoption of the 1996 Director Stock Option Plan and the reservation of 200,000 shares of Common Stock for issuance thereunder.


     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. November 12, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.


     All shareholders are cordially invited to attend the Special Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                          By order of the Board of Directors

                                          LOGO
                                          JOHN H. GORMAN
                                          Secretary

San Jose, California
November 14, 1996



                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

                                PROXY STATEMENT
                            ------------------------


                       SPECIAL MEETING OF SHAREHOLDERS OF
                         NUKO INFORMATION SYSTEMS, INC.
                               DECEMBER 11, 1996

                            ------------------------

                         SOLICITATION AND VOTING RIGHTS

GENERAL


     The enclosed proxy is solicited by and on behalf of the Board of Directors of NUKO Information Systems, Inc. (the "Company") for use at a Special Meeting of Shareholders (the "Special Meeting") to be held on Wednesday, December 11, 1996, at 10:00 a.m., California time, or at any postponements or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the principal offices of the Company, located at 2391 Qume Drive, San Jose, California 95131. These proxy solicitation materials were first mailed on or about November 14, 1996 to all shareholders entitled to vote at the Special Meeting.


SOLICITATION


     All expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners, will be paid by the Company. In addition to solicitation by mail, certain officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personal call. In addition, Corporate Investor Communications, Inc. ("CIC") will assist in the solicitation of proxies. CIC will receive a fee totaling $3,000 plus out-of-pocket expenses for its services.


VOTING RIGHTS AND OUTSTANDING SHARES


     The Company, a corporation existing and organized under the laws of the State of New York, has one class of equity securities issued and outstanding, consisting of 10,461,884 shares of common stock, $.001 par value (the "Common Stock"), as of October 31, 1996. All of the shares of Common Stock are voting shares, but only those shareholders of record as of the record date, November 12, 1996 (the "Record Date"), will be entitled to notice of and to vote at the Special Meeting and at any and all postponements or adjournments of the Special Meeting. Each shareholder is entitled to one vote for each share of Common Stock held by such shareholder of record on each matter that may come before the Special Meeting.


     Votes cast by proxy or in person at the Special Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. The Inspector will separately tabulate affirmative and negative votes, abstentions and broker "non-votes."


     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will constitute a quorum for the purpose of transacting business at the Special Meeting. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The affirmative vote of the holders of two-thirds of all outstanding shares entitled to vote thereon is required under New York law for approval of the reincorporation of the Company from New York to Delaware. The affirmative vote of a majority of shares entitled to vote at the Special Meeting is required under New York law for the adoption by shareholders of the 1996 Stock Option Plan and the 1996 Director Stock Option Plan. Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish to abstain on the proposal. In accordance with New York law, such abstentions are not counted in determining the votes cast in connection with any of the proposals to be voted on at the Special Meeting. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the proposals described herein as the proxy holders deem advisable with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in New York concerning voting of shares and determination of a quorum.


REVOCABILITY OF PROXIES

     At the Special Meeting, valid proxies will be voted as specified by the shareholder. Any shareholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice of revocation to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Special Meeting and revoking the proxy. A shareholder's attendance at the Special Meeting will not revoke the shareholder's proxy unless the shareholder affirmatively indicates at the Special Meeting the intention to vote the shareholder's shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain from the record holder a proxy issued in your name.

                   PROPOSAL 1 -- REINCORPORATION IN DELAWARE

INTRODUCTION


     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from New York to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known by the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.


     Shareholders are urged to read carefully the following discussion and the related exhibits attached to this Proxy Statement before voting on the Reincorporation Proposal. The discussion is not intended to be complete and is qualified in its entirety by reference to (i) the Agreement and Plan of Merger dated as of November 12, 1996 (the "Merger Agreement") between the Company and NUKO Information Systems, Inc., a newly-formed Delaware corporation which is a wholly owned subsidiary of the Company (referred to in this Proxy Statement as "NUKO Delaware"), attached hereto as Exhibit A, (ii) the Amended and Restated Certificate of Incorporation of NUKO Delaware to be filed immediately prior to consummation of the Proposed Reincorporation, attached hereto as Exhibit B (the "Delaware Certificate"), and (iii) the Bylaws of NUKO Delaware, attached hereto as Exhibit C (the "Delaware Bylaws"). Throughout this discussion of the Reincorporation Proposal, the Company is sometimes referred to as "NUKO New York," and the term "NUKO Delaware" refers to the new Delaware corporation, the proposed successor to the Company. NUKO Delaware has not engaged in any activities except in connection with the Proposed Reincorporation. The mailing address of NUKO Delaware's principal executive offices and its telephone number are the same as those of the Company.


EFFECTUATION OF THE MERGER


     General. The Reincorporation Proposal will be accomplished by merging NUKO New York into NUKO Delaware (the "Merger"). Upon completion of the Merger, NUKO New York will cease to exist and NUKO Delaware will continue to operate the business of NUKO New York under the name NUKO Information Systems, Inc. Pursuant to the Merger Agreement, each outstanding share of NUKO New York's

Common Stock will automatically be converted into one share of NUKO Delaware's Common Stock, $0.001 par value, and outstanding warrants and options representing the right to purchase shares of NUKO New York's Common Stock will be converted into warrants or options, as the case may be, to purchase an equivalent number of shares of Common Stock of NUKO Delaware.


     Share Certificates in the Names of Yondata or Growers Express. As of November 1, 1996, there are approximately 1,067 shareholders of the Company who hold certificates representing shares of Company Common Stock in the name of Yondata Corporation ("Yondata") or Growers Express Incorporated ("Growers Express"), both of which are predecessor entities of the Company. Shareholders of the Company who hold certificates in the name of either Yondata or Growers Express, as the case may be, shall receive shares of NUKO Delaware Common Stock after applying the conversion ratio currently in effect for converting such shares into shares of the Company. Accordingly, a shareholder holding a certificate for shares of Yondata shall receive one share of NUKO Delaware for every thirty (30) shares of Yondata represented by the certificate, and a shareholder holding a certificate for shares of Growers Express shall receive one share of NUKO Delaware for every three (3) shares of Growers Express represented by the certificate.


     Upon consummation of the Merger, each certificate representing issued and outstanding shares of the Company's Common Stock, including certificates in the names of Yondata or Growers Express, as the case may be, will represent that number of shares of Common Stock of NUKO Delaware based on the ratio of the Company's Common Stock to NUKO Delaware's Common Stock determined as set forth above. Similarly, warrant certificates and option agreements issued by the Company will automatically represent the corresponding rights to purchase shares in NUKO Delaware.


     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY HOLDING SHARE CERTIFICATES IN THE NAME OF "NUKO INFORMATION SYSTEMS, INC." TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF NUKO DELAWARE. OUTSTANDING STOCK CERTIFICATES IN THE NAME OF "NUKO INFORMATION SYSTEMS, INC." SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, IT WILL BE NECESSARY FOR ALL SHAREHOLDERS OF THE COMPANY WHO HOLD CERTIFICATES IN THE NAME OF "YONDATA CORPORATION" OR "GROWERS EXPRESS INCORPORATED" TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF NUKO DELAWARE. Immediately after the Special Meeting, and assuming approval of the Reincorporation Proposal by the shareholders of the Company, each shareholder holding a certificate in the name of Yondata or Growers Express will be required to sign and return a Letter of Transmittal, along with their certificates representing shares of the Company, specifying the procedures to exchange such certificates for a certificate representing shares of NUKO Delaware. See "Exchange of Yondata and Growers Express Certificates" herein.

     Stock Option Plans. Upon the date on which the Merger is effective (the "Effective Date"), NUKO Delaware will assume and continue the outstanding stock options and all other employee benefit plans of the Company. Each outstanding and unexercised option or other right to purchase shares of Company Common Stock will become an option or warrant to purchase the same number of shares of NUKO Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such Company Common Stock option or warrant at the Effective Date.


     Nasdaq. Following the Merger, the Common Stock of NUKO Delaware will be listed on The Nasdaq Stock Market's National Market System ("Nasdaq") and trading is expected to continue without interruption under the same Nasdaq symbol as has been used for trading of the Common Stock of the Company.


VOTE REQUIRED FOR THE REINCORPORATION

     Authorization, approval and adoption of the Merger Agreement and consummation of the Merger requires the affirmative vote of two-thirds ( 2/3) of the total number of votes represented by the outstanding shares of the Company's Common Stock, with such holders being entitled to one (1) vote per share so held. The Proposed Reincorporation has been unanimously approved by the Company's Board of Directors. If approved by the shareholders, it is anticipated that the Reincorporation Proposal will become effective as soon as practicable. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger

Agreement may be amended (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date, if in the opinion of the Board of Directors circumstances arise which made it inadvisable to proceed.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION IN DELAWARE. SINCE APPROVAL OF THE PROPOSED REINCORPORATION REQUIRES THE AFFIRMATIVE VOTE OF TWO-THIRDS ( 2/3) OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF VOTES AGAINST THE PROPOSED REINCORPORATION.


     Shareholders may vote against the Merger, but not to demand appraisal rights or receive payment of the fair market value of their shares of the Company's Common Stock, pursuant to Section 910 of the New York Business Corporation Law.


EXCHANGE OF YONDATA AND GROWERS EXPRESS CERTIFICATES


     ChaseMellon Shareholder Services, L.L.C. shall act as exchange agent (the " Exchange Agent") in the Merger. Promptly after the Effective Date, the Exchange Agent shall cause to be mailed or delivered to each holder of record of a certificate or certificates in the name of Yondata or Growers Express (the "Certificates"): (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Company may reasonably specify) and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates representing shares of NUKO Delaware Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of NUKO Delaware Common Stock to which such holder is entitled and the Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Certificate that, prior to the Effective Date, represented shares of Company Common Stock will be deemed from and after the Effective Date, for all corporate purposes other than the payment of dividends, to evidence the ownership of the number of full shares of NUKO Delaware Common Stock into which such shares of Company Common Stock shall have been so converted.


     No dividends or other distributions declared or made after the Effective Date with respect to Company Common Stock will be paid to the holder of any unsurrendered Certificate with respect to the shares of Company Common Stock represented thereby until the holder of record of such Certificate shall surrender such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole shares of Company Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Date theretofore paid with respect to such whole shares of Company Common Stock. The Company has never declared dividends with respect to its Common Stock, and as of the date hereof, the Board of Directors does not intend to declare any such dividends in the foreseeable future.


     If any Certificate for shares of Company Common Stock is to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to the Company or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of NUKO Delaware Common Stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Company or any agent designated by it that such tax has been paid or is not payable.

     IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY HOLDING SHARE CERTIFICATES IN THE NAME OF "NUKO INFORMATION SYSTEMS, INC." TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF NUKO DELAWARE. OUTSTANDING STOCK CERTIFICATES IN THE NAME OF "NUKO INFORMATION SYSTEMS, INC." SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

     Fractional Shares. No fraction of a share of NUKO Delaware Common Stock will be issued. Any holder of Company Common Stock who would otherwise receive a fractional share of NUKO Delaware Common Stock (after aggregating all fractional shares of Company Common Stock to be received by such holder) shall receive cash in amount equal to such fraction multiplied by the fair market value of the Company's Common Stock, and a certificate representing such whole number of shares of NUKO Delaware Common Stock to be issued to such holder. Fair market value shall be determined by taking the average of the closing price for shares of the Company's Common Stock as quoted on Nasdaq for the ten (10) days preceding the Effective Date.


PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION


     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.


     Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Increased Ability to Attract and Retain Qualified Directors; Indemnification. Both New York and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than New York law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than New York law.

     Accordingly, upon its Proposed Reincorporation, the Company intends to enter into new agreements (the "Indemnification Agreements") with its officers and directors providing for their indemnification by the Company to the fullest extent permitted by Delaware law. Such Indemnification Agreements will supersede the indemnification agreements currently in place between the Company and its officers and directors, and will be substantially in the form attached hereto as Exhibit D.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

ANTITAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

     Nevertheless, certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 ("Section 203") of the Delaware General Corporation Law, from which NUKO Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person or entity becomes an interested stockholder, unless the Board of Directors approves the business combination and/or other requirements are met. See "Significant Differences Between the Corporation Laws of New York and Delaware -- Stockholder Approval of Certain Business Combinations."


     In addition, the Delaware Certificate and Bylaws contain provisions that prevent NUKO Delaware stockholders from calling special meetings of stockholders and from acting by written consent. Such provisions may make unsolicited takeover attempts more difficult.


NO CHANGE WILL BE MADE IN THE NAME, BUSINESS OR PHYSICAL LOCATION OF THE COMPANY


     The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Proxy Statement. However, the Proposed Reincorporation will not result in any significant change in the name, business, management, location of the principal executive offices, assets or liabilities of the Company. After the Merger, the shares of Common Stock of NUKO Delaware will be traded, without interruption, in the same principal markets and under the same Nasdaq symbol as applies currently to the Company. The 1995 Stock Option Plan, the 1996 Stock Option Plan and the 1996 Director Stock Option Plan (collectively, the "Plans") will be assumed by NUKO Delaware, and 2,946,360 shares of Common Stock outstanding or options issued pursuant to such Plans will automatically be converted into, as the case may be, that number of shares of NUKO Delaware Common Stock or an option to purchase that number of shares of Delaware Common Stock, based on the ratio of the Company's Common Stock to NUKO Delaware's Common Stock at the same option price per share, upon substantially the same terms and subject to the same conditions, as set forth in the Plans. Shareholders should note that approval of the Reincorporation Proposal will constitute approval of the assumption of the foregoing plans by NUKO Delaware.


     Prior to the Effective Date of the Merger, the Company expects to obtain any requisite consents to such Merger from parties with whom it may have material contractual arrangements (the "Material Agreements"). As a result, the Company's rights and obligations under such Material Agreements will continue and be assumed by NUKO Delaware.


SIGNIFICANT DIFFERENCES BETWEEN THE CHARTERS AND BYLAWS OF NUKO NEW YORK AND NUKO DELAWARE

     The provisions of the Delaware Certificate and Bylaws are similar to those of the Company in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the Delaware Certificate and Bylaws which alter the rights of shareholders and the powers of management. These provisions have antitakeover implications and are described in detail below. Approval by shareholders of the Proposed Reincorporation will constitute an approval of the inclusion in the Delaware Certificate and Bylaws of each of the provisions described below. In addition, NUKO Delaware could implement certain other changes by amendment of its Certificate of Incorporation or Bylaws, although amendments to the Certificate of Incorporation would be effective only upon approval of the stockholders. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of New York and Delaware." This discussion of the Delaware Certificate and Bylaws is qualified in its entirety by reference to Exhibits B and C hereto, respectively. Copies of the Certificate of Incorporation and Bylaws of NUKO New York (the "New York

Certificate and Bylaws") are available for inspection at the principal executive offices of the Company and will be sent to shareholders upon request. As used herein, "Delaware Law" refers to the Delaware General Corporation Law and "New York Law" refers to the New York Business Corporation Law.


     Capitalization. The Certificate of Incorporation of the Company currently authorizes the Company to issue up to 20,000,000 shares of Common Stock, par value $.001, and 5,000,000 shares of Preferred Stock, par value $.001. Upon consummation of the Proposed Reincorporation, the Certificate of Incorporation of NUKO Delaware will provide that such company will have 40,000,000 authorized shares of Common Stock, $.001 par value, and 5,000,000 shares of Preferred Stock, par value $.001. The increase in the number of authorized shares will allow the Company to issue additional shares of Common Stock before needing additional shareholder approval with respect to such issuance (unless such approval is required by Nasdaq). Like the Company's Certificate of Incorporation, the Delaware Certificate will provide that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. Although it has no present intention of doing so, the Board of Directors, without stockholder approval, could authorize the issuance of Preferred Stock upon terms or with any rights, preferences and privileges which could have the effect of delaying or preventing a change in control of the Company or modifying the effective rights of holders of the Company's Common Stock. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.


     Monetary Liability of Directors. The Delaware Certificate includes provisions (i) eliminating the personal liability of a director to the Company and its shareholders for monetary damages for breaches of his fiduciary duties as a director to the fullest extent permitted by Delaware Law as it exists or as it may be amended and (ii) requiring the Company to indemnify directors and officers to the fullest extent permitted by Delaware Law. The New York Certificate currently provides for elimination of liability indemnification and to the fullest extent permitted by New York Law.


     Such provisions in the Delaware Certificate are prospective only and do not eliminate or limit a director's liability (i) for violations of such director's duty of loyalty; (ii) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law; (iii) for willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds; or (iv) for any transaction from which the director derives an improper personal benefit.


     In addition, the Bylaws of NUKO Delaware authorize the purchase of insurance on behalf of directors, officers, employees and agents of the Company, or persons serving at the request of the Company as directors, officers, employees and agents of another company, against liability incurred by them in such capacities whether or not the Company would have the power to indemnify them against such liability under Delaware Law. The Bylaws of NUKO New York are silent as to the purchase of such insurance, and the Company currently maintains such insurance.


     The provisions relating to elimination of liability, indemnification and insurance in the Delaware Certificate and Bylaws are intended to afford directors additional protection and limit their potential liability from suits alleging a breach of the duty of care by a director. As a result of the inclusion of such provisions, shareholders of the Company may be unable to recover monetary damages against directors for actions taken by them that constitute negligence or that are otherwise in violation of their fiduciary duty of care, although it may be possible to obtain injunctive or other equitable relief with respect to such actions. If equitable remedies are found not to be available to shareholders in any particular situation, shareholders may not have an effective remedy against a director in connection with such conduct.


     Power to Call Special Shareholders' Meetings; Action by Written Consent of Stockholders. Under the New York Bylaws, a special meeting of shareholders may be called either by the board of directors, the president or the holders of shares entitled to cast a majority of the votes at such meeting. Under Delaware Law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. Upon consummation of the Proposed Reincorporation, the Delaware Certificate and Bylaws will authorize only the Board of Directors, the Chairman of the Board or the President to call a special meeting of stockholders.

     In addition, the New York Certificate and Bylaws authorize the NUKO New York shareholders to take action by written consent of two-thirds ( 2/3) of the outstanding voting shares. The Delaware Certificate and Bylaws, by contrast, will not permit NUKO Delaware stockholders to take any action by written consent.


     Loans to Directors, Officers and Employees. Under New York Law, any loan or guaranty to or for the benefit of a director of the corporation or its parent requires approval of the shareholders. Pursuant to the Delaware Bylaws and in accordance with Delaware Law, NUKO Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees (including directors who are also officers or employees) and those of its subsidiaries when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.


SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEW YORK AND DELAWARE

     Although it is impractical to note all the differences between the corporate laws of New York and Delaware, the following is a brief summary of significant differences between the rights which a shareholder of the Company presently has under New York Law and the rights such shareholder would have under Delaware Law.

  Approval of Certain Transactions


     Delaware Law requires the affirmative vote of a majority of the outstanding shares entitled to vote to authorize any such action, except that, unless required by the Certificate of Incorporation, no authorizing shareholder vote is required of a corporation surviving a merger if (i) such corporation's Certificate of Incorporation is not amended by the merger; (ii) each share of stock of such corporation will be an identical share of the surviving corporation after the merger; and (iii) the merger results in no more than a 20% increase in its outstanding common stock.


     New York Law requires the affirmative vote of two-thirds ( 2/3) of a corporation's outstanding shares entitled to vote in order to authorize a merger, consolidation, dissolution, disposition of all or substantially all of the corporation's assets, disposition of all of the corporation's shares in a share exchange, guarantee not in furtherance of corporate purposes, or pledge of corporate assets to secure such a guarantee. New York Law does not contain a provision for authorizing mergers (other than those between a corporation and its 90% owned subsidiary) without the approval of shareholders similar to that under Delaware Law.


  Consent Actions of Shareholders in Lieu of Meeting


     Under Delaware Law, any action required or permitted to be taken by shareholders at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent, in writing, setting forth the action so taken, is signed by the holders of outstanding stock of no less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon are present and voting, unless otherwise provided in the certificate of incorporation. For example, an action requiring the vote of a majority of the outstanding shares entitled to vote thereon, such as approval of a merger, may be taken under Delaware Law by the consent in writing of the holders of a majority of the Company's outstanding shares entitled to vote. Upon consummation of the Proposed Reincorporation, the Delaware Certificate and Bylaws will not permit any action to be taken by written consent of shareholders.


     New York Law requires the unanimous consent in writing of the holders of all outstanding shares entitled to vote thereon for any action requiring a vote of shareholders, if such action is taken without a meeting, unless otherwise provided in the certificate of incorporation. The New York Certificate authorizes the shareholders of NUKO New York to take action by written consent of the holders of at least two-thirds ( 2/3) of the outstanding voting shares.


  Approval of Business Combination with Interested Stockholders

     In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware Law, certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

     For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation's other stockholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.


     The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eight-five (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or
(iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.


     Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on The Nasdaq Stock Market or (iii) held of record by more than 2,000 stockholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, NUKO Delaware does not intend to so elect.


     Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for NUKO Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to NUKO Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances even though a potential acquiror may be offering a substantial premium for NUKO Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting Rights" herein.

     New York Law generally prohibits a resident domestic corporation1 from engaging in a business combination with an interested shareholder (the beneficial owner of 20% of the corporation's stock) for a period of five (5) years from the time the shareholder acquired the stock in such resident domestic corporation, unless certain conditions are met. The Company, however, is not a resident domestic corporation, so such restrictions do not apply to the Company.


  Dissenters' Appraisal Rights



     Under both New York and Delaware Law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.



     New York Law provides that upon strict compliance with the applicable statutory requirements and procedures, a dissenting shareholder has the right to receive payment of the fair value of his shares if he objects to: (i) certain mergers; (ii) consolidations; (iii) dispositions of assets requiring shareholder approval; or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. In determining the "fair value" of shares subject to such appraisal rights, New York courts usually utilize the quoted market value of such shares if they are listed and actively traded on a national securities exchange. The rationale behind this practice is that in an efficient market such as a national securities exchange the fair value of such shares is their market price.


     Under Delaware Law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation or to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under certain provisions of Delaware Law. Moreover, rather than base a calculation of fair market value on a quoted market price, Delaware Law provides that appraisal rights are not available with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations. When appraisal rights are available, fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger of consolidation.


     Delaware Law embraces the efficient market concept by using an exemption from its appraisal rights statute for shares listed on a national securities exchange or held by more than 2,000 stockholders. Since holders of such shares may obtain the fair value for their listed shares by selling them on such exchange, there is little need to provide for a judicial determination of fair value as under New York Law.


  Number of Directors


     Under Delaware Law, a corporation may have as few as one director and there are no maximum limits. The specific number may be fixed in the certificate of incorporation, but if so a change in the number of directors may be made only by amendment of the certificate. If the certificate of incorporation is silent as to the number of directors, the board of directors may fix or change the authorized number of directors pursuant to a provision of the bylaws.


---------------

1 "Resident domestic corporation" is defined as a corporation (1) incorporated in New York with its principal executive offices as well as a significant portion of its business operations in New York; and (2) having at least 10% of its stock beneficially owned by New York residents, and includes a corporation not having its principal executive offices and significant business operations in New York if the corporation meets the other requirements above and also, alone or in combination with one or more subsidiaries, of which it owns at least 80% of the voting stock, (i) has 250 or more employees employed primarily within New York or (ii) has 25% or more of the total number of its own employees and those of such subsidiaries so employed in New York.

     Under New York Law, the number of directors may not be less than three, and any higher number may be fixed by the bylaws or by action of the shareholders or of the board of directors under specific provisions of the bylaws adopted by the shareholders. The number of directors may be increased or decreased by amendment of the bylaws or by action of the shareholders or of the board of directors under the specific provisions of a bylaw adopted by the shareholders, subject to certain conditions.

  Classification of the Board of Directors


     New York Law permits a classified board with as many as four classes but prohibits fewer than three directors in any class. Delaware Law permits a classified board of directors with as many as three classes, but does not specify a minimum number of directors for each class. In addition, Delaware Law allows for the provision of disparate voting powers among directors or classes of directors.


  Indemnification


     Both Delaware and New York Law require that, prior to indemnification of an officer or director, a determination be made by a quorum of disinterested directors, an independent legal counsel or the Company's shareholders, that such executive has met the applicable statutory standard of conduct. Moreover, both Delaware and New York Law allow for the advance payment of expenses to a director or officer by the Company prior to the final disposition of an action upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such executive is not entitled to be indemnified by the Company.


     Delaware Law specifically allows for the advance payment of expenses and attorneys' fees, including fees in actions such as administrative or investigative actions as well as civil or criminal proceedings. New York Law does not clearly allow for advances in the case of administrative or investigative proceedings. Under New York Law, advanceable expenses appear to include attorneys' fees only in the context of indemnification by court action.


     New York Law attempts to limit the possibility of indemnification without knowledge of shareholders. If indemnification is sought by way of application to a court, New York Law Section 724 permits a court to provide direct notice to shareholders. Where there has been voluntary indemnification by the corporation, New York Law Section 725(c) requires the corporation's management to fully inform shareholders entitled to vote for directors before the next annual meeting, unless the meeting is less than three months from the date of payment, and in any case within fifteen months. Delaware Law takes a more liberal stance, having no such notice requirements.


     Additionally, New York Law applies certain restrictions on liability insurance coverage for directors and officers. New York Law Section 726 does not allow a corporation to insure its officers and directors against any amounts, other than the cost of defense of an action, if such executive is adjudged to have acted with active or deliberate dishonesty or to have gained illegal financial profit or advantage from his or her actions. Such liability insurance restrictions under New York Law may result in the Company having to pay and indemnify a director against a large damage award, thus affecting a shareholder's investment and the Company's assets and equity. Delaware Law, however, empowers a corporation to purchase liability insurance coverage for directors and officers against any liability asserted against such director or officer and incurred by such director or officer, whether or not the corporation would have the power to indemnify such director or officer against liability under Delaware Law Section 145; the only applicable limits on insurance coverage would be those imposed by the particular insurer or stemming from public policy. Further, New York Law Section 726 requires a corporation to mail a statement to its shareholders notifying them of the terms and provisions of any insurance policy purchased or renewed and to report and explain all sums paid to directors and officers under such a policy. Delaware does not have such a notice requirement.


     Upon consummation of the Merger, assuming shareholder approval at the Special Meeting, such indemnification provisions contained in Delaware Law will apply retroactively as well as prospectively. In addition to the provisions of the Delaware Certificate, which are expansive with respect to the indemnification of officers and directors, NUKO Delaware will take advantage of Delaware's more liberal indemnification statute by adopting the Delaware Bylaws which institute the full rights of indemnification that are made available by maintaining liability insurance protection and by entering into indemnification agreements in the form attached as Exhibit D.

  Removal of Directors


     Under Delaware Law, directors may be removed, with or without cause, by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote and present at a meeting of shareholders. Delaware Law imposes additional restrictions on the removal of directors for corporations with a classified board or cumulative voting or directors elected by the holders of a specific class or series of shares.

     New York Law provides that any or all of the directors of a corporation may be removed for cause by a vote of the shareholders and that the certificate of incorporation or by-laws may provide for removal without cause by vote of the shareholders. New York Law also imposes additional restrictions on the removal of directors of corporations with cumulative voting or directors elected by the holders of a specific class or series of shares.

  Loans to Directors

     Delaware Law permits any corporation to lend money to, or guarantee an obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. New York Law requires that loans to directors be authorized by an affirmative vote of disinterested shareholders. For purposes of such authorization, the shares held by the director who would be the borrower are not entitled to vote.

  Interested Director Transactions

     Under Delaware Law, no contract or transaction between a corporation and one or more of its directors of officers, or between a corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, is void or voidable solely for that reason or solely because the director or officer is present at or participates in the meeting of the board or committee which authorized the contract or transaction, or solely because his or their votes are counted for such purpose, provided that (i) the material facts concerning the individual's interest and the transaction are disclosed and the transaction is approved by a majority of the disinterested directors of the board or a committee of the board, or (ii) the material facts concerning the individual's interest and the transaction are disclosed and the transaction is approved in good faith by vote of the shareholders or (iii) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders.

     New York Law provides that no transaction between the corporation and one or more of its directors or an entity in which one or more of its directors are directors or officers or have a substantial financial interest shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director is present at or votes at the meeting of the board of directors or committee which authorized the transaction. In order to avoid such a transaction being void or voidable, it must, after disclosure of material facts (unless such facts were known), (i) be approved by the disinterested directors or a committee of disinterested directors by a vote sufficient for such purpose without counting the vote of any interested director (or, if the vote of disinterested directors is insufficient to constitute an act of the board under New York Law, by the unanimous vote of the disinterested directors) or (ii) be approved by a vote of the shareholders. Alternatively, the transaction will not be void or voidable if it is shown to have been fair to the corporation at the time it was approved by the board of directors, a committee thereof or the shareholders.

  Dividends

     Delaware Law generally provides that the directors of a corporation may declare and pay dividends out of surplus or, when no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid out of net profits if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

     Under New York Law, a corporation may declare and pay dividends on its outstanding shares except when the corporation is insolvent or would thereby be made insolvent, or when the declaration, payment or distribution would be contrary to any restrictions contained in the certificate of incorporation. In general, dividends may be declared or paid out of surplus only. When any dividend is paid or any other distribution is made, in whole or in part, from sources other than earned surplus, it must be accompanied by a written notice disclosing the amounts by which such dividend or distribution affects stated capital, capital surplus and earned surplus, or, if such amounts are not yet determinable, disclosing the approximate effect of such dividend on stated capital, capital surplus and earned surplus and stating that such amounts are not yet determinable.

  Share Repurchases and Redemptions

     New York Law permits repurchases of shares and redemptions of redeemable shares out of surplus except when the corporation is insolvent or would thereby be made insolvent, and permits a corporation to purchase its own shares out of stated capital, except when the corporation is insolvent or would thereby be made insolvent, if the purchase is made for the purpose of (i) eliminating fractions of shares, (ii) collecting or compromising indebtedness to the corporation, or (iii) paying stockholders entitled to receive payment for their shares under the appraisal provisions of New York Law. Further, under New York Law a corporation may redeem or purchase its redeemable shares out of stated capital except when currently the corporation is insolvent or would thereby be made insolvent and except when such redemption or purchase would reduce net assets below the stated capital remaining after giving effect to the cancellation of such redeemable shares.

     Under Delaware Law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or liquidation, to a preference over another class or series of its stock if such shares will be retired upon their acquisition and the capital of the corporation reduced.

  Consideration for Shares

     New York Law requires that consideration for the issue of shares consist of money or other property, tangible or intangible, or labor or services actually received by or performed for the corporation or for its benefit or in its formation or reorganization, or a combination thereof. Neither obligations of the subscriber for future payments (i.e., notes) nor obligations of the subscriber for future services shall constitute payment or part payment for shares of a corporation. Further, certificates for shares may not be issued until the full amount of the consideration therefor has been actually paid or services actually performed (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). When such consideration has been paid in full, the shares shall be deemed to be fully paid and nonassessable and the subscriber shall be entitled to all the rights and privileges of a holder of such shares.

     Delaware Law provides that shares of stock may be issued, and deemed to be fully paid and nonassessable, if (i) the entire amount of such consideration has been received by the corporation in the form of cash, services rendered, personal property, real property, leases of real property or a combination thereof; or (ii) not less than the amount of the consideration determined to be capital has been received by the corporation in such form and the corporation has received a binding obligation of the subscriber or purchaser to pay the balance of the subscription or purchase price.

  Preemptive Rights

     Under New York Law, the holders of equity shares of a corporation generally have preemptive rights unless otherwise provided in the corporation's certificate of incorporation. A "preemptive right" is the right to purchase a pro rata portion of equity shares or other securities (convertible into or carrying rights or options to purchase equity shares) to be issued when the proposed issuance of such equity shares, the conversion of such other securities or the exercise of such options or rights would adversely affect the dividend or voting rights of the holders of such equity shares. Delaware Law does not provide preemptive rights to the stockholders of a corporation in the absence of a provision creating such rights in its certificate of incorporation.

  Rights and Options

     New York Law requires stockholder approval of any plan pursuant to which rights or options are to be granted to directors, officers or employees. Delaware Law does not require stockholder approval of such plans, although various other applicable legal requirements, such as rules of the Securities and Exchange Commission and the Internal Revenue Code of 1986, may make stockholder approval of certain rights or option plans necessary or desirable.

  Stockholder Records

     Under New York Law, a person must either (i) have been a stockholder of record for at least six months, (ii) be a holder of at least 5% of any class of a corporation's outstanding shares or (iii) be authorized in writing by the holders of at least 5% of any class of a corporation's outstanding shares, in order to examine the minutes of stockholder proceedings and the record of stockholders of a corporation. Under Delaware Law, any stockholder with a proper purpose may demand inspection of a corporation's stock ledger, a list of its stockholders and its other books and records.

  Notices and Record Date

     Under Delaware Law, the board of directors may fix a record date for a stockholder meeting and may give notices for such meetings which shall not be more than sixty or less than ten days before the date of a meeting. New York Law allows for a period of between ten and fifty days for notices or determinations of a record date.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain federal income tax considerations that may be relevant to holders of the Company Common Stock who receive NUKO Delaware Common Stock in exchange for Company Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular the Company shareholders, such as dealers in securities, or those Company shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Company Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

     Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of Company Common Stock upon receipt of NUKO Delaware Common Stock pursuant to the Proposed Reincorporation;

          (b) The aggregate tax basis of the NUKO Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of Company Common Stock surrendered in exchange therefor; and

          (c) The holding period of the NUKO Delaware Common Stock received by each shareholder of the Company should include the period for which such shareholder held the Company Common Stock surrendered in exchange therefor, provided that such Company Common Stock was held by the shareholder as a capital asset at the time of Proposed Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. A successful IRS challenge to the reorganization status of the Proposed Reincorporation (in consequence of a failure to satisfy the "continuity of interest" requirement or otherwise) would result in a shareholder recognizing gain or loss with respect to each share of NUKO New York Common Stock exchanged in the Proposed Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the NUKO Delaware Common Stock received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of NUKO Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held NUKO New York Common Stock.

        PROPOSAL 2 -- PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S
                       AMENDED AND RESTATED 1996 STOCK PLAN

     On December 5, 1995, the Board of Directors adopted the 1996 Stock Plan and reserved 2,000,000 shares of Common Stock for issuance thereunder. Subsequently, the Board of Directors approved by unanimous written consent dated as of November 7, 1996 (i) the amendment and restatement of the 1996 Stock Plan in its entirety (as amended and restated, the "1996 Stock Plan"), and (ii) an increase in the number of shares reserved for issuance thereunder from 2,000,000 to 2,500,000. As of October 31, 1996, 1,489,360 Options (each an "Option") to purchase Common Stock had been granted pursuant to the 1996 Stock Plan.

     At the Special Meeting, the shareholders are being asked to approve the adoption of the 1996 Stock Plan and the reservation of shares thereunder. A copy of the 1996 Stock Plan is attached hereto as Exhibit E.

SUMMARY OF THE 1996 STOCK PLAN


     General. The purpose of the 1996 Stock Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees (including directors who are also employees) and consultants of the Company (individually, a "Service Provider") and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1996 Stock Plan. All Options granted under the 1996 Stock Plan will be nonstatutory stock Options (the recipient of an Option hereinafter referred to as an "Optionee").


     Administration. The 1996 Stock Plan may generally be administered by the Board or a Committee appointed by the Board (such administrator of the 1996 Stock Plan referred to herein as the "Administrator"). To the extent that the Administrator determines it to be desirable to qualify Options granted under the 1996 Stock Plan as "performance-based compensation" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the 1996 Stock Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code. In addition, the Administrator has the discretion to structure grants under the 1996 Stock Plan so as to qualify for exemption under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule thereto ("Rule 16b-3"). The Administrator has broad authority to take any necessary action with respect to the administration of the 1996 Stock Plan and the Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or stock purchase rights under the 1996 Stock Plan.


     Eligibility; Limitations. Nonstatutory stock Options and stock purchase rights may be granted under the 1996 Stock Plan to Service Providers of the Company and any parent or subsidiary of the Company. The Administrator, in its discretion, selects the Service Providers to whom Options and stock purchase rights may be granted, the time or times at which such Options and stock purchase rights shall be granted, and the number of shares subject to each such grant.


     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with Options granted to such persons, the 1996 Stock Plan provides that no Service Provider may be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 shares of Common Stock. Notwithstanding this limit, however, in connection with a Service Provider's initial services, he or she may be granted Options to purchase up to an additional 1,000,000 shares of Common Stock.

     Terms and Conditions of Options. Each Option is evidenced by a stock option agreement between the Company and the Optionee, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The Administrator determines the exercise price of Options at the time the Options are granted.

     (b) Exercise of Option; Form of Consideration. The Administrator determines when Options become exercisable, and may in its discretion, accelerate the vesting of any outstanding Option. Options granted under the 1996 Stock Plan generally vest and become exerciseable over five (5) years. The means of payment for shares issued upon exercise of an Option is specified in each Option agreement. The 1996 Stock Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the Optionee, such other form of consideration as permitted by applicable law, or any combination thereof.

     (c) Termination of Employment. If an Optionee ceases to be a Service Provider for any reason (other than death or disability), then all Options held by the Optionee under the 1996 Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such Option. To the extent the Option is exercisable at the time of such termination, the Optionee may exercise all or part of his or her Option at any time before termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option revert back to the 1996 Stock Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the 1996 Stock Plan.

     (d) Death. If an Optionee ceases to be a Service Provider as a result of his or her death, then all Options held by such Optionee under the 1996 Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant (generally, 12 months from the date of death) or (ii) the expiration date of such Option. The Optionee (or the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance), may exercise all or part of the Option at any time before such expiration to the extent that the Option would have been exercisable had the Optionee remained a Service Provider for six months after the date of death. If an Optionee dies within three months after ceasing to be a Service Provider, then all Options held by such Optionee under the 1996 Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant (generally, twelve months from the date of death) or (ii) the expiration of such Option. The Optionee's estate (or the person who acquires the right to exercise the Option by bequest or inheritance), may exercise all or part of the Option at any time before such expiration to the extent that the Option was exercisable at the time of such termination. If, on the date of death, the Optionee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option revert back to the 1996 Stock Plan. If, after the Optionee's death, the Option is not exercised within the time specified by the Administrator, the Option shall terminate and the shares of Common Stock covered by such Option shall revert to the 1996 Stock Plan.

     (e) Disability. If an Optionee ceases to be a Service Provider as a result of disability, then all Options held by such Optionee under the 1996 Stock Plan expire on the earlier of (i) the date set forth in his or her notice of grant (generally, 12 months from the date of such termination) or (ii) the expiration date of such Option. The Optionee (or the Optionee's estate or the person who acquires the right to exercise the Option by bequest or inheritance), may exercise all or part of the Option at any time before such expiration to the extent that the Option was exercisable at the time of such termination.

     (f) Nontransferability of Options: Unless specified otherwise by the Administrator, Options granted under the 1996 Stock Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by the Optionee.

     (g) Other Provisions: The stock Option agreement may contain other terms, provisions and conditions not inconsistent with the 1996 Stock Plan as may be determined by the Administrator.

     Stock Purchase Rights. A stock purchase right gives the purchaser a right to purchase Common Stock within a specified period of time. A stock purchase right is accepted by the execution of a restricted stock purchase agreement between the Company and the purchaser, accompanied by the payment of the purchase price for the shares. Unless the Administrator determines otherwise, the restricted stock purchase agreement shall give the Company a repurchase Option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death and disability). The purchase price for any shares repurchased by the Company shall be the original price paid by the purchaser. The repurchase Option lapses at a rate determined by the Administrator. Unless specified otherwise by the Administrator, a stock purchase right is nontransferable other than by will or the laws of descent and distribution, and may be exercised during the purchaser's lifetime only by the purchaser.

     Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1996 Stock Plan, the number and class of shares of stock subject to any Option or stock purchase right outstanding under the 1996 Stock Plan, and the exercise price of any such outstanding Option or stock purchase right.

     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned stock covered thereby, including shares of Common Stock as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase Option applicable to any shares of Common Stock purchased upon exercise of an Option or stock purchase right shall lapse as to all such shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or stock purchase right will terminate immediately prior to the consummation of such proposed action.

     Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and stock purchase right shall be assumed (in accordance with the provisions of the 1996 Stock Plan) or an equivalent Option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or stock purchase right, the Optionee shall fully vest in and have the right to exercise the Option or stock purchase right as to all of the optioned stock, including shares of Common Stock as to which it would not otherwise be vested or exercisable. If an Option or stock purchase right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or stock purchase right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or stock purchase right shall terminate upon the expiration of such period.

     Amendment and Termination of the 1996 Stock Plan. The Board may amend, alter, suspend or terminate the 1996 Stock Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1996 Stock Plan to the extent necessary to comply with Rule 16b-3, Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board or shareholders may alter or impair any Option or stock purchase right previously granted under the 1996 Stock Plan without the written consent of the Optionee or purchaser, as the case may be. Unless terminated earlier, the 1996 Stock Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES OF THE 1996 STOCK PLAN

     Nonstatutory Stock Options. An Optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock Option. Upon exercise, the Optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an Option exercise by an employee of the Company is subject to tax withholding by the Company. Subject to Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the Optionee. Upon a disposition of such shares by the Optionee, any difference between the sale price and the Optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock Options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

     Subject to Section 162(m) of the Code, the Company is generally entitled to a deduction in the same amount as the ordinary income recognized by the purchaser with respect to a stock purchase right when the purchaser recognizes such ordinary income.

     Section 162(m) of the Code. Under Section 162(m) of the Code, which became law in August 1993, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid in 1994 and thereafter) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any taxable year of the corporation. However, under Section 162(m), the deduction limit does not apply to certain "performance-based" compensation which is paid based upon the attainment of objective financial performance goals which are established by an independent compensation committee pursuant to business criteria which is adequately disclosed to, and approved by, stockholders of the corporation and which meets certain other requirements. In addition, under a special rule for stock options and stock appreciation rights, stock options and stock appreciation rights will satisfy the "performance-based" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). The 1996 Stock Plan is intended to permit stock options granted under the 1996 Stock Plan to qualify as "performance-based" compensation under the special rule of Section 162(m) which applies to such grants; however, grants of stock purchase rights under the 1996 Stock Plan will not qualify as "performance-based" compensation under Section 162(m) unless such awards are also granted under a separate compensation plan which independently satisfies all of the general requirements applicable to "performance-based" compensation under Section 162(m).

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, HOLDERS OF STOCK PURCHASE RIGHTS, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1996 STOCK PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

REQUIRED VOTE

     At the Special Meeting, the shareholders are being asked to approve the adoption of the 1996 Stock Plan and the reservation of shares thereunder. The affirmative vote of the holders of a majority of the shares entitled to vote at the Special Meeting will be required to approve the adoption of the 1996 Stock Plan and the reservation of shares thereunder.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 1996 STOCK PLAN AND THE RESERVATION OF SHARES THEREUNDER. SINCE APPROVAL OF THE COMPANY'S 1996 STOCK PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF VOTES AGAINST THE APPROVAL OF THE 1996 STOCK PLAN.

        PROPOSAL 3 -- PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S
                 AMENDED AND RESTATED 1996 DIRECTOR OPTION PLAN

     The NUKO Information Systems, Inc. 1996 Director Stock Option Plan was adopted by the Board of Directors of the Company in March 1996. Subsequently, the Board of Directors approved by unanimous written consent dated as of November 7, 1996, the Amended and Restated 1996 Director Option Plan (as amended the "Director Option Plan") to amend and restate in its entirety the 1996 Director Option Plan. The Board of Directors has reserved 200,000 shares of Common Stock for issuance under the Director Option Plan. As of October 31, 1996, options (each an "Option") to purchase 60,000 shares of Common Stock had been granted under the Director Option Plan.

     At the Special Meeting, the shareholders are being asked to approve adoption of the Director Option Plan and the reservation of shares thereunder. A copy of the Director Option Plan is attached hereto as Exhibit F.

SUMMARY OF THE DIRECTOR OPTION PLAN

     General. The purpose of the Director Option Plan is to attract and retain the best available personnel for service as non-employee directors ("Outside Directors") of the Company, to provide additional incentive to the Outside Directors of the Company to serve as directors, and to encourage their continued service on the Board. All Options granted under the Director Option Plan shall be nonstatutory stock options.

     Administration. The Director Option Plan is designed to be effective automatically without requiring administration. However, to the extent administration is necessary, it will be provided by the Board. The interpretation and construction of any provision of the Director Option Plan by the Board shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Director Option Plan.

     Automatic Grants. The Director Option Plan provides for the automatic grant of 35,000 shares of Common Stock (the "First Option") to each Outside Director on the date of the earlier of: (i) the effective date of the Director Option Plan, or (ii) the date on which the person first becomes an Outside Director, unless immediately prior to becoming a Outside Director, such person was an employee and a director of the Company. After the First Option is granted to the Outside Director, he or she shall automatically be granted an option to purchase 10,000 shares (a "Subsequent Option") each year on the day after the date of the annual shareholder's meeting of the Company.

     Eligibility; Limitations. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in the Automatic Grants section of this summary.

     Additional Terms and Conditions of Options. Each Option is evidenced by a stock option agreement between the Company and the Outside Director, and is subject to the following additional terms and conditions:

     (a) Exercise Price. The exercise price for all options granted under the Director Option Plan is the fair market value of the Company's Common Stock on the date of grant. The fair market value of a share of Common Stock is generally determined with reference to the last reported sale price for such stock on the date of grant.


     (b) Exercise of Option; Form of Consideration. The First Option and each Subsequent Option shall become exercisable as to one thirty-sixth (1/36) of the shares subject thereto on its date of grant, and as to an additional one thirty-sixth (1/36) of the shares subject thereto each month thereafter so long as the optionee continues to serve as an Outside Director on such dates. The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares of Common Stock (with some restrictions), (iv) cashless exercise, or (v) any combination of the foregoing methods of payment.


     (c) Term of Option. Options granted under the Director Option Plan expire 10 years after the date of grant, and no Option may be exercised after the expiration of its term.

     (d) Termination of Status as a Director. The Director Option Plan provides that if the optionee ceases to serve as a director of the Company, the optionee may, but only within 3 months after the date he or she ceases to be a director, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, provided that the Option is exercised no later than its expiration date. If, on the date of termination, the optionee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option shall revert to the Director Option Plan. If, after termination, the optionee does not exercise his or her Option within 3 months, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Director Option Plan.

     (e) Death or Disability. If an optionee is unable to continue service as a director of the Company as a result of his or her death or total and permanent disability, then all Options held by such optionee under the Director Option Plan expire on the earlier of (i) 12 months from the date of such death or disability or (ii) the expiration date of such Option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the Option at any time before such expiration to the extent that the Option was exercisable at the time of such termination. If, on the date of death or disability, the optionee is not vested as to his or her entire Option, the shares of Common Stock covered by the unvested portion of the Option shall revert to the Director Option Plan. If, after death or disability, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) does not exercise his or her Option within 12 months, the Option shall terminate, and the shares of Common Stock covered by such Option shall revert to the Director Option Plan.

     (g) Nontransferability of Options. Options granted under the Director Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (h) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Director Option Plan as may be determined by the Board.

     Adjustments Upon Changes in Capitalization. In the event any change is made in the Company's capitalization which results in an increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares under the Director Option Plan and the price per share covered by each outstanding option. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action.

     Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed (in accordance with the provisions of the Director Option Plan) or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. Following such assumption or substitution, if the optionee's status as an Outside Director or director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the optionee, the Option or option shall become fully exercisable, including as to shares for which it would not otherwise be exercisable. If the successor corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to shares of Common Stock for which it would not otherwise be exercisable. In such event the Board shall notify the optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     Amendment and Termination of the Director Option Plan. The Board may at any time amend, alter, suspend, or discontinue the Director Option Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Director Option Plan amendment in such a manner and to such a degree as required. No such action by the Board or shareholders may alter or impair any Option previously granted under the Director Option Plan without the written consent of the optionee. Unless terminated earlier, the Director Option Plan shall terminate ten years from the date of its approval by the shareholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES


     Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.


     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES, AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE DIRECTOR OPTION PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OUTSIDE DIRECTOR'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OUTSIDE DIRECTOR MAY RESIDE.

REQUIRED VOTE

     At the Special Meeting, the shareholders are being asked to approve the adoption of the 1996 Director Option Plan and the reservation of shares thereunder. The affirmative vote of the holders of a majority of the shares entitled to vote at the Special Meeting will be required to approve the adoption of the 1996 Director Option Plan and the reservation of shares thereunder.


     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 1996 DIRECTOR OPTION PLAN AND THE RESERVATION OF SHARES THEREUNDER. SINCE APPROVAL OF THE COMPANY'S 1996 DIRECTOR STOCK OPTION PLAN REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK, ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF VOTES AGAINST THE APPROVAL OF THE 1996 DIRECTOR STOCK OPTION PLAN.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth certain information as of October 31, 1996 with respect to the shares of Common Stock beneficially owned by (i) persons known by the Company to own more than five percent of the outstanding shares of Common Stock; (ii) each director and nominee for director, (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company as of December 31, 1995 whose salary and incentive compensation for the eight-month fiscal period ended December 31, 1995 exceeded $100,000, and
(iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals. The address of each person holding 5% or more of the outstanding stock in the following table is 2235 Qume Drive, San Jose, California 95131.



                                                                 AMOUNT AND NATURE OF        PERCENT
             NAME AND ADDRESS OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)      OF CLASS
--------------------------------------------------------------  -----------------------     ----------
Pratap Kesav Kondamoori.......................................         1,273,220(2)            12.2%
H. R. (Ram) Kedlaya...........................................         1,192,257(3)            11.4%
Anders O. Field, Jr.
  P.O. Box 8630
  Incline Village, Nevada 89452...............................           490,296(4)             4.7%
Marc Dumont
  37 chemin Jean-Achard
  CH-1231 Conches (GE)
  Switzerland.................................................           262,201(5)(6)          2.5%
Robert C. Marshall
  c/o Nuko Information Systems, Inc.
  2235 Qume Drive
  San Jose, California 95131..................................             8,750(7)               --
All Executive Officers and Directors as a Group (8 persons)...         3,865,490(8)            37.0%

---------------


(1) Beneficial ownership of directors, officers and 5% or more shareholders includes both outstanding Common Stock and shares issuable upon exercise of warrants or options that are currently exercisable or will become exercisable within sixty days after the date of this table. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.


(2) Includes 109,368 shares of Common Stock issuable upon exercise of stock options that are currently exercisable or will become exercisable within sixty days of the date of this table.


(3) Includes 29,967 shares of Common Stock issuable upon exercise of stock options that are currently exercisable or will become exercisable within sixty days of the date of this table.


(4) Includes 102,924 shares of Common Stock issuable upon exercise of stock options that are currently exercisable or will become exercisable within sixty days of the date of this table.


(5) Includes 33,400 shares issuable upon exercise of currently exercisable Common Stock Purchase Warrants, and 8,750 shares issuable upon exercise of stock options that are currently exercisable or will become exercisable within sixty days of the date of this table.

(6) 220,051 of Marc Dumont's shares are held through Nutley Investments, S.A., an entity he controls.


(7) Includes 8,750 shares of Common Stock issuable upon exercise of stock options that are currently exercisable or will become exercisable within sixty days of the date of this table.


(8) Includes 33,400 shares issuable upon exercise of currently exercisable Common Stock Purchase Warrants and 866,425 shares issuable upon exercise of stock options exercisable within sixty days of the date of this table.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid by the Company for services rendered during the eight month fiscal period ended December 31, 1995, and the two fiscal years ended April 30, 1995 to the Company's Chief Executive Officer (the "Named Executive Officer"). No executive officer of the Company received total annual salary and bonus, or annual salary and other compensation, exceeding $100,000 in the last the last full fiscal year or eight month fiscal period ended December 31, 1995.

                          SUMMARY COMPENSATION TABLE*


                                                                                  AWARDS
                                                                                ----------
                                                          ANNUAL COMPENSATION   SECURITIES
                                                          -------------------   UNDERLYING    ALL OTHER
                                          PERIOD(1)            SALARY(2)         OPTIONS     COMPENSATION
                                     -------------------  -------------------   ----------   ------------
Pratap Kesav Kondamoori............   Fiscal Year Ended         $ 1,000
President and Chief Executive          April 30, 1994
  Officer                                                                                      $ 17,471(3)
                                      Fiscal Year Ended
                                        April 30,1995           $13,250                        $ 27,748(4)
                                     Eight Month Fiscal
                                        Period Ended
                                      December 31, 1995         $66,150           56,987(5)          --

---------------

* Prescribed columns in the Summary Compensation Table have been omitted if they are not relevant to the named executive officer.

(1) Prior to May 27, 1994, Growers Express, Incorporated ("Growers Express"), the predecessor of the Company was a dormant, non-operating company. The Company believes compensation information pertaining to Growers Express, if it had access to such information, which it does not, would nevertheless be immaterial and irrelevant to current operations. Compensation information for the named executive officer for the 1994 fiscal year reflects compensation received from NUKO Information Systems, Inc. and NUKO Technologies, Inc.

(2) During fiscal 1994 and 1995, due to the Company's cash flow problems, all executive officers, including Mr. Kondamoori, agreed to defer certain payments. The salary figure indicated in the above table for fiscal 1995 does not include $22,750 of accrued salary.

(3) Includes $5,125 paid for consulting fees and $12,346 as advances in fiscal year 1994.

(4) Represents $27,748 as advances in the fiscal year ended April 30, 1995.

(5) Includes 13,608 options granted to spouse of the Named Executive Officer.

     The Company established a 401(k) Plan for the benefit of its employees effective August 1, 1996.


     Employment Agreements. The Company has no formal employment agreement with its Named Executive Officer. The Company has, however, entered into an employment agreement with John H. Gorman, its Vice President, Chief Financial Officer, Treasurer and Secretary. Pursuant to his employment agreement, which has a three-year term, Mr. Gorman will receive an annual salary of $150,000 and a one-time grant of options to acquire 250,000 shares of the Company's Common Stock. Twenty-five percent of such options vest six months after the date of the agreement, with one thirty-sixth (1/36) of the remainder vesting each month thereafter until all options are vested. All of such options become immediately exercisable upon a change of control of the Company. Mr. Gorman's employment agreement also contains a relocation clause, pursuant to which the Company will reimburse up to $100,000 of expenses incurred by Mr. Gorman in moving to California from North Carolina, and a severance clause, which requires the Company to pay to Mr. Gorman an amount equal to his yearly salary if he is terminated without cause. The Company and Mr. Gorman also have entered into a loan agreement which calls for the Company to make an interest-free loan of $300,000 to Mr. Gorman. The loan agreement provides that one-third of the amount borrowed will be forgiven at the end of each year for three years so long as Mr. Gorman continues to be employed by the Company.


COMPENSATION OF DIRECTORS


     Compensation for non-employee directors is fixed at $12,000 per year. In addition, all directors of the Company are eligible to participate in the Directors Option Plan. The Company is currently authorized by resolution of the Board of Directors to grant 10,000 options per year to existing non-employee directors and 35,000 options to any new nonemployee director under the Directors Option Plan.


STOCK OPTIONS

     The NUKO Information Systems, Inc. 1995 Stock Option Plan (the "1995 Option Plan") was adopted by the Board of Directors in May 1995. The Company had not previously had a stock option plan. The Board of Directors reserved 1,400,000 shares of Common Stock for issuance under the 1995 Option Plan. Options granted under the 1995 Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Board of Directors, at its discretion, may also grant rights to purchase Common Stock directly, rather than pursuant to stock options.

     The 1995 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.


     In December 1996, the Board of Directors adopted the 1996 Option Plan, and in March 1996 adopted the 1996 Director Stock Option Plan, and has reserved 2,500,000 and 200,000 shares of Common Stock, respectively, for issuance thereunder. See, "Proposal No. 2 -- Proposal to Approve the Adoption of the Company's 1996 Stock Option Plan" and "Proposal No. 3 -- Proposal to Approve the Adoption of the Company's 1996 Director Stock Option Plan." The Named Executive Officer is eligible to participate in each of these plans. As of October 31, 1996, 1,397,000 options have been granted under the 1995 Stock Option Plan, 1,489,360 have been granted under the 1996 Option Plan and 60,000 have been granted under the Director Stock Option Plan.


     The following table sets forth information regarding stock option grants made during the eight month fiscal period ended December 31, 1995 to the Named Executive Officer:


       OPTION GRANTS IN EIGHT MONTH FISCAL PERIOD ENDED DECEMBER 31, 1995


                                                           % OF TOTAL
                                         NUMBER OF          OPTIONS
                                        SECURITIES         GRANTED TO       EXERCISE OR
                                        UNDERLYING         EMPLOYEES           BASE
                NAME                   OPTIONS(#)(1)     IN FISCAL YEAR     PRICE($/SH)     EXPIRATION DATE
-------------------------------------  -------------     --------------     -----------     ---------------
Pratap Kesav Kondamoori..............      56,987(2)          5.3%            $ 2.375          May 25, 2000

---------------
(1) The terms of such options, all of which are nonstatutory stock options, are consistent with those of options granted to other employees under the Company's 1995 Stock Option Plan. Of the options granted, 25% immediately vested and the remainder vests in 36 equal monthly installments commencing on the date of grant.

(2) Includes 13,608 options granted to the spouse of the Named Executive
    Officer.

EXERCISE OF STOCK OPTIONS

     The following table sets forth information regarding exercises of stock options during the eight month fiscal period ended December 31, 1995 by the Named Executive Officer:


            AGGREGATED OPTION/SAR EXERCISES SINCE PLAN INCEPTION AND
                        FISCAL YEAR-END OPTION/SAR VALUE

                                                                               NUMBER OF
                                                                               SECURITIES          VALUE OF
                                                                               UNDERLYING        UNEXERCISED
                                                                              UNEXERCISED        IN-THE-MONEY
                                                                              OPTIONS/SARS       OPTIONS/SARS
                                                                             AT FY-END (#)      AT FY-END ($)
                                           SHARES                           ----------------   ----------------
                                        ACQUIRED ON                           EXERCISABLE/       EXERCISABLE/
                 NAME                   EXERCISE (#)   VALUE REALIZED ($)   UNEXERCISABLE(1)   UNEXERCISABLE(2)
--------------------------------------  ------------   ------------------   ----------------   ----------------
Pratap Kesav Kondamoori...............        0                 0                28,235(3)         $190,586(3)
                                                                                 28,752(4)         $194,076(4)

---------------
(1) Includes both in-the-money and out-of-the-money options.

(2) Fair market value of the Company's Common Stock on December 31, 1995 ($9.125, based on the closing bid price reported in the OTC Electronic Bulletin Board), less the exercise price. The Company's Common Stock is now traded on Nasdaq, and as of November 7, 1996 the price per share as quoted thereon was $16.375.

(3) Exercisable options.

(4) Unexercisable options at December 31, 1995. Twenty-five percent (25%) of the options are immediately exercisable, with the remainder of the options vesting in equal monthly installments over a 36-month period commencing with the date of grant.


BENEFIT PLANS SUBJECT TO STOCKHOLDER APPROVAL

     The Board of Directors of the Company has adopted, subject to stockholder approval, the 1996 Stock Option Plan pursuant to which options may be granted to officers, directors, employees and consultants of the Company. See "PROPOSAL
2 -- PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996 STOCK OPTION PLAN."

     In addition, the Board of Directors of the Company has adopted, subject to stockholder approval, the 1996 Director Stock Option Plan pursuant to which options may be granted to officers, directors, employees and consultants of the Company. See "PROPOSAL 3 -- PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1996 DIRECTOR STOCK OPTION PLAN."


     Grants under the 1996 Option Plan are made at the discretion of the Compensation Committee. Accordingly, future grants under the 1996 Option Plan are not yet determinable.

     The following table sets forth grants of stock options received under the 1996 Option Plan and Directors Option Plan, by (1) the Named Executive Officer;
(2) all current executive officers as a group; (3) all current directors who are not executive officers as a group; and (4) all employees, including all officers who are not executive officers, as a group:


                                                                                 1996 DIRECTOR'S STOCK
                                                  1996 STOCK OPTION PLAN            OPTION PLAN(1)
                                                 -------------------------     -------------------------
                                                  EXERCISE                      EXERCISE
                                                    PRICE        NUMBER OF        PRICE         NUMBER
               NAME OF POSITION                  (PER SHARE)      SHARES       (PER SHARE)      SHARES
-----------------------------------------------  -----------     ---------     -----------     ---------
Pratap Kesav Kondamoori........................         --             --            --               0
President and Chief Executive Officer
Executive Group (8 persons)....................     $6.875        905,000
                                                     $5.40         60,000
Non-Executive Director Group (3 persons).......         --             --         $7.75          60,000
Non-Executive Officer Employee Group...........     $6.875        140,000            --               0
                                                     $9.25         25,460
                                                     $5.40        150,000
                                                    $8.875        110,000


---------------

(1) Only directors who are not executive officers or employees of the Company are eligible to participate in the 1996 Directors Plan.

                      SUBMISSION OF SHAREHOLDER PROPOSALS
                   FOR THE 1997 ANNUAL SHAREHOLDERS' MEETING

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's next Annual Meeting must be received by the Company no later than January 31, 1997 in order that they may be included in the Proxy Statement and form of proxy relating to that meeting. It is recommended that shareholders submitting proposals direct them to the Secretary of the Company and use certified mail -- return receipt requested in order to provide proof of timely delivery.

                                 OTHER MATTERS

     Pursuant to the requirements of the Bylaws of the Company and New York law, no other business may be presented for consideration at the Special Meeting.

                                          By Order of the Board of Directors

                                      LOGO
                                          JOHN H. GORMAN
                                          Secretary


San Jose, California
November 12, 1996

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                       OF NUKO INFORMATION SYSTEMS, INC.,
                            A DELAWARE CORPORATION,
                                      AND
                        NUKO INFORMATION SYSTEMS, INC.,
                             A NEW YORK CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated as of November 12, 1996 (the "Agreement") is between NUKO Information Systems, Inc., a Delaware corporation ("NUKO Delaware") and NUKO Information Systems, Inc., a New York corporation ("NUKO New York"). NUKO Delaware and NUKO New York are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     WHEREAS, NUKO Delaware is a corporation duly organized and existing under the laws of the State of Delaware and is authorized to issue 1,000 shares of Common Stock, par value $.01, and no shares of Preferred Stock. As of the date hereof, 100 shares of Common Stock are issued and outstanding, all of which are held by NUKO New York, and no shares of Preferred Stock are issued and outstanding; and

     WHEREAS, NUKO New York is a corporation duly organized and existing under the laws of the State of New York and is authorized to issue 20,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share. As of the date hereof, 10,461,884 shares of Common Stock and no shares of Preferred Stock were issued and outstanding; and

     WHEREAS, the Board of Directors of NUKO New York has determined that, for the purpose of effecting the reincorporation of NUKO New York in the State of Delaware, it is advisable and in the best interests of NUKO New York and its shareholders that NUKO New York merge with and into NUKO Delaware upon the terms and conditions herein provided; and

     WHEREAS, the New York Business Corporation Law permits the merger of a business corporation of the state of New York with and into a business corporation of another jurisdiction; and

     WHEREAS, the Delaware General Corporation Law permits the merger of a business corporation of another jurisdiction with and into a business corporation of the state of Delaware; and

     WHEREAS, the respective Boards of Directors of NUKO Delaware and NUKO New York have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and shareholders, and executed by the undersigned officers;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, NUKO Delaware and NUKO New York hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I.  MERGER

     1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the New York Business Corporation Law, NUKO New York shall be merged with and into NUKO Delaware (the "Merger"), the separate existence of NUKO New York shall cease in accordance with the provisions of the New York Business Corporation Law and NUKO Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and NUKO Delaware shall be, and is herein sometimes referred as, the "Surviving Corporation," and the name of the Surviving Corporation shall be NUKO Information Systems, Inc.

     1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the New York Business Corporation Law;

          (b) An Amended and Restated Certificate of Incorporation of NUKO Delaware, which among other things increases the authorized capital stock of NUKO Delaware to 40,000,000 shares of Common Stock, par value $.001 per share, and 5,000,000 shares of Preferred Stock, par value $.001 per share, shall have been filed with the Secretary of State of Delaware;
          (c) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware.

     The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of NUKO New York shall cease and NUKO Delaware, as the Surviving Corporation (i) shall continue to possess all of its own assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its own and NUKO New York's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of NUKO New York in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of NUKO Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of NUKO New York in the same manner as if NUKO Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the New York Business Corporation Law.

                 II.  CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of NUKO Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 BYLAWS. The Bylaws of NUKO Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 DIRECTORS AND OFFICERS. The directors and officers of NUKO New York immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                      III.  MANNER OF CONVERSION OF STOCK

     3.1 NUKO NEW YORK COMMON STOCK. Upon the Effective Date of the Merger, each share of NUKO New York Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

     3.2 CERTIFICATES IN THE NAMES OF YONDATA AND GROWERS EXPRESS. Upon the Effective Date of the Merger, each share of NUKO New York represented by certificates (the "Predecessor Entity Certificates") in the names of Yondata Corporation ("Yondata") or Growers Express Corporation ("Growers Express") shall be converted into and exchanged for shares of the Surviving Corporation after applying the conversion ratio currently in effect for converting each such Predecessor Entity Certificate into shares of NUKO New York. Accordingly, every thirty (30) shares of Yondata shall be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation, and every three (3) shares of Growers Express shall be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

     3.3 NUKO NEW YORK OPTIONS, WARRANTS AND STOCK PURCHASE RIGHTS.

     (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume the obligations of NUKO New York under the option plans and all other employee benefit plans of NUKO New York. Each outstanding and unexercised option, warrant or other right to purchase NUKO New York Common Stock (a "Right") shall become an option, warrant or right to purchase the Surviving Corporation's Common Stock, respectively, on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of NUKO New York Common Stock, issuable pursuant to any such Right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such NUKO New York Right at the Effective Date of the Merger. This Section 3.3(a) shall not apply to outstanding shares of NUKO New York Common Stock. Such Common Stock is subject to Section 3.1 hereof.

     (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and stock purchase rights equal to the number of shares of NUKO New York Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.4 NUKO DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of NUKO Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.5 EXCHANGE OF CERTIFICATES.

     (a) It will not be necessary for shareholders of the NUKO New York holding share certificates in the name of "NUKO Information Systems, Inc." to exchange their existing stock certificates for certificates of the Surviving Corporation. Outstanding stock certificates in the name of "NUKO Information Systems, Inc." should not be destroyed or sent to the Surviving Corporation.

     (b) ChaseMellon Shareholder Services, L.L.C. shall act as exchange agent (the "Exchange Agent") in the Merger. Promptly after the Effective Date of the Merger, the Exchange Agent shall cause to be mailed or delivered to each holder of record of one or more Predecessor Entity Certificates which immediately prior to the Effective Date of the Merger represented outstanding shares of NUKO New York Common Stock, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Predecessor Entity Certificates shall pass, only upon delivery of the Predecessor Entity Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Surviving Corporation may reasonably specify) and (ii) instructions for effecting the surrender of the Predecessor Entity Certificates in exchange for certificates representing shares of the Surviving Corporation's Common Stock. Upon surrender of a Predecessor Entity Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, the holder of such Predecessor Entity Certificate shall be entitled to receive in exchange therefor a certificate representing the number of whole shares of the Surviving Corporation's Common Stock to which such holder is entitled and the Predecessor Entity Certificate so surrendered shall forthwith be canceled. Until so surrendered, each outstanding Predecessor Entity Certificate that, prior to the Effective Date, represented shares of NUKO New York Common Stock will be deemed from and after the Effective Date, for all corporate purposes other than the payment of dividends, to evidence the ownership of the number of full shares of the Surviving

Corporation's Common Stock into which such shares of NUKO New York Common Stock shall have been converted.

     No dividends or other distributions declared or made after the Effective Date of the Merger with respect to Surviving Corporation Common Stock with a record date after the Effective Date of the Merger will be paid to the holder of any unsurrendered Predecessor Entity Certificate with respect to the shares of the Surviving Corporation's Common Stock represented thereby until the holder of record of such Predecessor Entity Certificate surrenders it. Subject to applicable law, following surrender of any such Predecessor Entity Certificate, there shall be paid to the record holder of the certificates representing whole shares of the Surviving Corporation's Common Stock issued in exchange therefor, without interest, at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Date of the Merger theretofore paid with respect to such whole shares of the Surviving Corporation's Common Stock.

     If any Certificate for shares of the Surviving Corporation's Common Stock is to be issued in a name other than that in which the Predecessor Entity Certificate surrendered in exchange therefor is registered, it will be a condition of the issuance thereof that the Predecessor Entity Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to the Surviving Corporation or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of the Surviving Corporation's Common Stock in any name other than that of the registered holder of the Predecessor Entity Certificate surrendered, or established to the satisfaction of the Surviving Corporation or any agent designated by it that such tax has been paid or is not payable.

     (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the Predecessor Entity Certificates so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

                                  IV.  GENERAL

     4.1 COVENANTS OF NUKO DELAWARE. NUKO Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

          (b) file any and all documents with the New York Franchise Tax Board necessary for the assumption by NUKO Delaware of all of the franchise tax liabilities of NUKO New York; and

          (c) take such other actions as may be required by the New York Business Corporation Law.

     4.2 FURTHER ASSURANCES. From time to time, as and when required by NUKO Delaware or by its successors or assigns, there shall be executed and delivered on behalf of NUKO New York such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by NUKO Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of NUKO New York and otherwise to carry out the purposes of this Agreement, and the officers and directors of NUKO Delaware are fully authorized in the name and on behalf of NUKO New York or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either NUKO New York or of NUKO Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of NUKO New York or by the sole stockholder of NUKO Delaware, or by both.

     4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and New York, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

     4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is at 1013 Center Road, Wilmington, Delaware, and The Prentice-Hall Corporation Systems, Inc. is the registered agent of the Surviving Corporation at such address.

     4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2235 Qume Drive, San Jose, California 95131 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the New York Business Corporation Law.

     4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of NUKO Information Systems, Inc., a Delaware corporation, and NUKO Information Systems, Inc., a New York corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          NUKO INFORMATION SYSTEMS, INC.,
                                          a Delaware corporation

                                          By: /s/ Pratap Kesav Kondamoori

                                            ------------------------------------
                                            Pratap Kesav Kondamoori
                                            Chairman of the Board, President and
                                            Chief Executive Officer

ATTEST:

/s/ John H. Gorman
---------------------------------------------------------
John H. Gorman
Secretary

                                          NUKO INFORMATION SYSTEMS, INC.,
                                          a New York corporation

                                          By: /s/ Pratap Kesav Kondamoori

                                            ------------------------------------
                                            Pratap Kesav Kondamoori
                                            Chairman of the Board, President and
                                            Chief Executive Officer
ATTEST:

/s/ John H. Gorman
---------------------------------------------------------
John H. Gorman
Secretary

                                   EXHIBIT B

                           NUKO DELAWARE CERTIFICATE

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                         NUKO INFORMATION SYSTEMS, INC.

     NUKO INFORMATION SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     1. The Corporation's original Certificate of Incorporation was filed on
November   , 1996.

     2. That by action taken by unanimous written consent of the Board of
Directors on November   , 1996, resolutions were duly adopted setting forth a
proposed amendment and restatement of the Certificate of Incorporation of the Corporation, declaring said amendment and restatement to be advisable and directing its officers to submit said amendment and restatement to the sole stockholder of the Corporation for consideration thereof. The resolution setting forth the proposed amendment and restatement is as follows:

          "THEREFORE, BE IT RESOLVED, that the Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as follows, subject to the required consent of the sole stockholder of the corporation:

          FIRST: The name of the Corporation (hereinafter the "Corporation") is NUKO INFORMATION SYSTEMS, INC.

          SECOND: The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle; and the name of the Registered Agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

          THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The Corporation is authorized to issue two classes of shares of capital stock to be designated respectively, "Preferred Stock" and "Common Stock". The total number of shares which the Corporation is authorized to issue is forty-five million (45,000,000). Five million (5,000,000) shares shall be Preferred Stock and forty million (40,000,000) shares shall be Common Stock. The Preferred Stock and the Common Stock shall each have a par value of $.001 per share.

          The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

          The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

          FIFTH: The name and the mailing address of the incorporator are as follows:

     NAME                            MAILING ADDRESS
--------------                 ----------------------------
Daniel Howard                  701 "B" Street, Suite 2100
                               San Diego, California 92101

          SIXTH: The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than 4 nor more than 11 directors, the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the entire Board of Directors.

          SEVENTH: The Corporation is to have perpetual existence.

          EIGHTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation and for the further definition of the powers of the Corporation and its directors and stockholders:

             (1) The Board of Directors shall have the power to adopt, amend or repeal the by-laws of the Corporation.

             The stockholders may adopt, amend or repeal the by-laws only with the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding securities of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

             (2) Elections of directors need not be by written ballot unless the by-laws of the Corporation so provide.

             (3) Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with Delaware Law, and may not be taken by written consent of stockholders without a meeting.

             (4) Special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board of Directors, the President or the Secretary of the Corporation and may not be called by any other person. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call special meetings of such holders pursuant to the certificate of designation for such classes or series.

          NINTH: No director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the Law, (iii) under Section 174 of the General Corporation law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit."

     3. That thereafter, by consent of the sole stockholder of all of the issued and outstanding shares of stock of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, all of the shares of the Corporation were voted in favor of the amendment.

     4. That said Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, NUKO INFORMATION SYSTEMS, INC. has caused this Certificate to be signed by Pratap Kesav Kondamoori, its President and John H.
Gorman, its Secretary, this   day of December, 1996.

                                          NUKO INFORMATION SYSTEMS, INC.
                                          a Delaware corporation

                                          By:

                                          --------------------------------------
                                          Name: Pratap Kesav Kondamoori
                                          Title: President

ATTEST

---------------------------------------------------------
Name: John H. Gorman
Title: Secretary

                                                                       EXHIBIT C

                                    FORM OF
                                     BYLAWS

                                       OF

                         NUKO INFORMATION SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

                                   BYLAWS OF

                         NUKO INFORMATION SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
ARTICLE I -- CORPORATE OFFICES.........................................................    1
     1.1      REGISTERED OFFICE........................................................    1
     1.2      OTHER OFFICES............................................................    1
ARTICLE II -- MEETINGS OF STOCKHOLDERS.................................................    1
     2.1      PLACE OF MEETINGS........................................................    1
     2.2      ANNUAL MEETING...........................................................    1
     2.3      SPECIAL MEETING..........................................................    1
     2.4      NOTICE OF STOCKHOLDERS' MEETINGS.........................................    1
     2.5      ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS..........    2
     2.6      MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.............................    2
     2.7      QUORUM...................................................................    2
     2.8      ADJOURNED MEETING; NOTICE................................................    2
     2.9      VOTING...................................................................    3
     2.10     STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING..................    3
     2.11     RECORD DATE FOR STOCKHOLDER NOTICE; VOTING...............................    3
     2.12     PROXIES..................................................................    3
     2.13     ORGANIZATION.............................................................    3
     2.14     LIST OF STOCKHOLDERS ENTITLED TO VOTE....................................    4
ARTICLE III -- DIRECTORS...............................................................    4
     3.1      POWERS...................................................................    4
     3.2      NUMBER OF DIRECTORS......................................................    4
     3.3      ELECTION AND TERM OF OFFICE OF DIRECTORS.................................    4
     3.4      RESIGNATION AND VACANCIES................................................    4
     3.5      REMOVAL OF DIRECTORS.....................................................    5
     3.6      PLACE OF MEETINGS; MEETINGS BY TELEPHONE.................................    5
     3.7      FIRST MEETINGS...........................................................    5
     3.8      REGULAR MEETINGS.........................................................    5
     3.9      SPECIAL MEETINGS; NOTICE.................................................    5
     3.10     QUORUM...................................................................    6
     3.11     WAIVER OF NOTICE.........................................................    6
     3.12     ADJOURNMENT..............................................................    6
     3.13     NOTICE OF ADJOURNMENT....................................................    6
     3.14     BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING........................    6
     3.15     FEES AND COMPENSATION OF DIRECTORS.......................................    6
     3.16     APPROVAL OF LOANS TO OFFICERS............................................    6
     3.17     SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION...................    7

                                                                                         PAGE
                                                                                         ----
ARTICLE IV -- COMMITTEES...............................................................    7
     4.1      COMMITTEES OF DIRECTORS..................................................    7
     4.2      MEETINGS AND ACTION OF COMMITTEES........................................    7
     4.3      COMMITTEE MINUTES........................................................    7
ARTICLE V -- OFFICERS..................................................................    8
     5.1      OFFICERS.................................................................    8
     5.2      ELECTION OF OFFICERS.....................................................    8
     5.3      SUBORDINATE OFFICERS.....................................................    8
     5.4      REMOVAL AND RESIGNATION OF OFFICERS......................................    8
     5.5      VACANCIES IN OFFICES.....................................................    8
     5.6      CHAIRMAN OF THE BOARD....................................................    8
     5.7      PRESIDENT................................................................    9
     5.8      VICE PRESIDENTS..........................................................    9
     5.9      SECRETARY................................................................    9
     5.10     CHIEF FINANCIAL OFFICER..................................................    9
     5.11     ASSISTANT SECRETARY......................................................   10
     5.12     ADMINISTRATIVE OFFICERS..................................................   10
     5.13     AUTHORITY AND DUTIES OF OFFICERS.........................................   10
ARTICLE VI -- INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND   OTHER AGENTS.....
                                                                                          10
     6.1      INDEMNIFICATION OF DIRECTORS AND OFFICERS................................   10
     6.2      INDEMNIFICATION OF OTHERS................................................   11
     6.3      INSURANCE................................................................   11
ARTICLE VII -- RECORDS AND REPORTS.....................................................   11
     7.1      MAINTENANCE AND INSPECTION OF RECORDS....................................   11
     7.2      INSPECTION BY DIRECTORS..................................................   11
     7.3      ANNUAL STATEMENT TO STOCKHOLDERS.........................................   12
     7.4      REPRESENTATION OF SHARES OF OTHER CORPORATIONS...........................   12
     7.5      CERTIFICATION AND INSPECTION OF BYLAWS...................................   12
ARTICLE VIII -- GENERAL MATTERS........................................................   12
     8.1      RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING....................   12
     8.2      CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS................................   12
     8.3      CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED........................   12
     8.4      STOCK CERTIFICATES; TRANSFER; PARTLY PAID SHARES.........................   13
     8.5      SPECIAL DESIGNATION ON CERTIFICATES......................................   13
     8.6      LOST CERTIFICATES........................................................   13
     8.7      TRANSFER AGENTS AND REGISTRARS...........................................   14
     8.8      CONSTRUCTION; DEFINITIONS................................................   14
ARTICLE IX -- AMENDMENTS...............................................................   14

                                     BYLAWS

                                       OF

                         NUKO INFORMATION SYSTEMS, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I

                               CORPORATE OFFICES

     1.1 Registered Office

     The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

     1.2 Other Offices

     The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     2.1 Place of Meetings

     Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

     2.2 Annual Meeting

     The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Friday in May in each year at 3:00 p.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

     2.3 Special Meeting

     Special meetings of the stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board or the President and shall be called by the President or the Secretary at the request in writing of the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     2.4 Notice of Stockholders' Meetings

     Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. To be properly brought before the meeting, business must be of a nature that is appropriate for consideration at a meeting of stockholders and must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or
(iii) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a stockholder's meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, each such notice must be given either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (1) with respect to a matter to be brought before an annual meeting or a special meeting sixty (60) days prior to the date set forth in the By-Laws for an annual meeting and (2) with respect to a matter to be brought before a special meeting the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. The notice shall set forth (i) information concerning the stockholder, including his or her name and address, (ii) a representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the matter specified in the notice, and (iii) such other information as would be required to be included in a proxy statement soliciting proxies for the presentation of such matter to the meeting.

     Notwithstanding anything in these By-Laws to the contrary, no business shall be transacted at an annual meeting except in accordance with the procedures set forth in this section; provided, however, that nothing in this section shall be deemed to preclude discussion by any stockholder of any business properly brought before an annual meeting in accordance with these By-Laws.

     2.5 Advance Notice of Stockholder Nominees and Stockholder Business

     To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder.

     2.6 Manner of Giving Notice; Affidavit of Notice

     Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.

     An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

     2.7 Quorum

     The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

     When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

     If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

     2.8 Adjourned Meeting; Notice

     When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.9 Voting

     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).

     Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     2.10 Stockholder Action by Written Consent Without a Meeting

     Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may not be taken without a meeting.

     2.11 Record Date for Stockholder Notice; Voting

     For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

     The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

     2.12 Proxies

     Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

     2.13 Organization

     The president, or in the absence of the president, the chairman of the board, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the vice presidents, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     2.14 List of Stockholders Entitled to Vote

     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III

                                   DIRECTORS

     3.1 Powers

     Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

     3.2 Number of Directors

     The board of directors shall consist of five members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

     3.3 Election and Term of Office of Directors

     Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

     3.4 Resignation and Vacancies

     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

     Vacancies in the board of directors for any reason, and newly created directorships, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.

     If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

     If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

     3.5 Removal of Directors

     Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors.

     3.6 Place of Meetings; Meetings by Telephone

     Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

     Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such participating directors shall be deemed to be present in person at the meeting.

     3.7 First Meetings

     The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

     3.8 Regular Meetings

     Regular meetings of the board of directors may be held without notice at such time as shall from time to time be determined by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

     3.9 Special Meetings; Notice

     Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail, telecopy or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four
(4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, telecopy or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

     3.10 Quorum

     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

     A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the quorum for that meeting.

     3.11 Waiver of Notice

     Notice of a meeting need not be given to any director (i) who signs a waiver of notice, whether before or after the meeting, or (ii) who attends the meeting other than for the express purposed of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. All such waivers shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

     3.12 Adjournment

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting of the board to another time and place.

     3.13 Notice of Adjournment

     Notice of the time and place of holding an adjourned meeting of the board need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

     3.14 Board Action by Written Consent Without a Meeting

     Any action required or permitted to be taken by the board of directors may be taken without a meeting, provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board of directors.

     3.15 Fees and Compensation of Directors

     Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

     3.16 Approval of Loans to Officers

     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

     3.17 Sole Director Provided by Certificate of Incorporation

     In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver, etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

                                   ARTICLE IV

                                   COMMITTEES

     4.1 Committees of Directors

     The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board, but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware, (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware.

     4.2 Meetings and Action of Committees

     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the following provisions of Article III of these bylaws:
Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum),
Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

     4.3 Committee Minutes

     Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V

                                    OFFICERS

     5.1 Officers

     The Corporate Officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

     In addition to the Corporate Officers of the Company described above, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

     5.2 Election of Officers

     The Corporate Officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board of directors, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

     5.3 Subordinate Officers

     The board of directors may appoint, or may empower the president to appoint, such other Corporate Officers as the business of the corporation may require, each of whom shall hold office for such period, have such power and authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

     The president may from time to time designate and appoint Administrative Officers of the corporation in accordance with the provisions of Section 5.12 of these bylaws.

     5.4 Removal and Resignation of Officers

     Subject to the rights, if any, of a Corporate Officer under any contract of employment, any Corporate Officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of a Corporate Officer chosen by the board of directors, by any Corporate Officer upon whom such power of removal may be conferred by the board of directors.

     Any Corporate Officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Corporate Officer is a party.

     Any Administrative Officer designated and appointed by the president may be removed, either with or without cause, at any time by the president. Any Administrative Officer may resign at any time by giving written notice to the president or to the secretary of the corporation.

     5.5 Vacancies in Offices

     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

     5.6 Chairman of the Board

     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise such other powers and perform such other duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

     5.7 President

     Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.8 Vice Presidents

     In the absence or disability of the president, and if there is no chairman of the board, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

     5.9 Secretary

     The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of the board of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

     5.10 Chief Financial Officer

     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director for a purpose reasonably related to his position as a director.

     The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

     5.11 Assistant Secretary

     The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

     5.12 Administrative Officers

     In addition to the Corporate Officers of the corporation as provided in
Section 5.1 of these bylaws and such subordinate Corporate Officers as may be appointed in accordance with Section 5.3 of these bylaws, there may also be such Administrative Officers of the corporation as may be designated and appointed from time to time by the president of the corporation. Administrative Officers shall perform such duties and have such powers as from time to time may be determined by the president or the board of directors in order to assist the Corporate Officers in the furtherance of their duties. In the performance of such duties and the exercise of such powers, however, such Administrative Officers shall have limited authority to act on behalf of the corporation as the board of directors shall establish, including but not limited to limitations on the dollar amount and on the scope of agreements or commitments that may be made by such Administrative Officers on behalf of the corporation, which limitations may not be exceeded by such individuals or altered by the president without further approval by the board of directors.

     5.13 Authority and Duties of Officers

     In addition to the foregoing powers, authority and duties, all officers of the corporation shall respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI

               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES
                                AND OTHER AGENTS

     6.1 Indemnification of Directors and Officers

     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of Directors of the corporation.

     The corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this
Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

     The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

     Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

     6.2 Indemnification of Others

     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

     6.3 Insurance

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII

                              RECORDS AND REPORTS

     7.1 Maintenance and Inspection of Records

     The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

     Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

     7.2 Inspection by Directors

     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

     7.3 Annual Statement to Stockholders

     The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

     7.4 Representation of Shares of Other Corporations

     The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

     7.5 Certification and Inspection of Bylaws

     The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII

                                GENERAL MATTERS

     8.1 Record Date for Purposes Other than Notice and Voting

     For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided by law.

     If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the applicable resolution.

     8.2 Checks; Drafts; Evidences of Indebtedness

     From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

     8.3 Corporate Contracts and Instruments: How Executed

     The board of directors, except as otherwise provided in these bylaws, may authorize and empower any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such power and authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

     8.4 Stock Certificates; Transfer; Partly Paid Shares

     The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

     Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any; a conspicuous notice of restrictions upon transfer or registration of transfer, if any; a statement as to any applicable voting trust agreement; if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

     Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

     8.5 Special Designation on Certificates

     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     8.6 Lost Certificates

     Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

     8.7 Transfer Agents and Registrars

     The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company -- either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

     8.8 Construction; Definitions

     Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, as used in these bylaws, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both an entity and a natural person.

                                   ARTICLE IX

                                   AMENDMENTS

     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

     Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                                                       EXHIBIT D

                         NUKO INFORMATION SYSTEMS, INC.

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is effective as of this day of
     December, 19     , by and between NUKO Information Systems, Inc., a
Delaware corporation (the "Company" or "NUKO"), and ("Indemnitee").

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for its directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

     WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, agents and fiduciaries of the Company may not be willing to continue to serve in such capacities without additional protection;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancing of expenses to Indemnitee to the maximum extent permitted by law; and

     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified by the Company as set forth herein.

     NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

     1. Indemnification.

          (a) Indemnification of Expenses. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor is presented to the Company.

          (b) Reviewing Party. Notwithstanding the foregoing, (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(f) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c) hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          (c) Change in Control. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expenses and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          (d) Establishment of Trust. In the event of a Potential Change in Control (as defined in Section 10(e) hereof), the Company shall, upon written request by Indemnitee, create a trust for the benefit of Indemnitee and, from time to time upon written request of Indemnitee, shall fund such trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Claim relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Claims relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid, provided that in no event shall more than $ be required to be deposited in any trust created hereunder in excess of amounts deposited in respect of reasonably anticipated Expenses. The amount or amounts to be deposited in the trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the Independent Legal Counsel referred to above is involved. The terms of the trust shall provide that upon a Change of

     Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of Indemnitee, (ii) the trustee shall advance, within five (5) business days of a request by Indemnitee, any and all Expenses to Indemnitee (and Indemnitee hereby agrees to reimburse the trust under the circumstances under which Indemnitee would be required to reimburse the Company under Section 1(b) of this Agreement), (iii) the trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee shall promptly pay to Indemnitee all amounts for which Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by Indemnitee. Nothing in this Section 1(d) shall relieve the Company of any of its obligations under this Agreement.

          (e) Mandatory Payment of Expenses. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section (1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     2. Expenses; Indemnification Procedure.

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor to the Company.

          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c) No Presumptions; Burden of Proof. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d) Notice to Insurers. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          (e) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; provided that, (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     3. Additional Indemnification Rights; Nonexclusivity.

          (a) Scope. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

     4. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     6. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7. Liability Insurance. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a) Excluded Action or Omissions. To indemnify Indemnitee for acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

          (b) Claims Initiated by Indemnitee. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise as required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          (c) Lack of Good Faith. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          (d) Claims Under Section 16(b). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     9. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     10. Construction of Certain Phrases.

          (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (b) For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (c) For purposes of this Agreement a "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than [20%] of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least [80%] of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all of substantially all of the Company's assets.

          (d) For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          (e) For purposes of this Agreement, a "Potential Change in Control" shall be deemed to have occurred if: (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change in Control, (ii) any person (including the Company) publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control, or (iii) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing [9.5%] or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by [five percentage points (5%)] or more over the percentage so owned by such person; or (iv) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

          (f) For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not a party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

          (g) For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. Binding Effect; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director or officer of the Company or of any other enterprise at the Company's request.

     13. Attorneys' Fees. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action a court of competent jurisdiction over such action determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement Expenses with respect to such action, unless as a part of such action a court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     14. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     15. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16. Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17. Choice of Law. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

     18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     20. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21. No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                          NUKO INFORMATION SYSTEMS, INC.

                                          By:
                                          Title:
                                          Address:

AGREED TO AND ACCEPTED

INDEMNITEE:

(Signature)

(Name of Indemnitee)

(Address)

                                                                       EXHIBIT E

                         NUKO INFORMATION SYSTEMS, INC.

                             1996 STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED NOVEMBER 7, 1996)

     1. Purposes of the Plan.  The purposes of this Stock Plan are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          - to provide additional incentive to Employees and Consultants, and

          - to promote the success of the Company's business.

     All Options granted under the Plan will be Nonstatutory Stock Options. Stock Purchase Rights may also be granted under the Plan.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.

          (g) "Company" means Nuko Information Systems, Inc., a Delaware corporation.

          (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

          (i) "Director" means a member of the Board.

          (j) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulation promulgated thereunder.

          (o) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "Option" means a stock option granted pursuant to the Plan.

          (r) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (s) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (t) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

          (u) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (w) "Plan" means this 1996 Stock Option Plan.

          (x) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 below.

          (y) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (z) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (aa) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (bb) "Service Provider" means an Employee or Consultant.

          (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

          (dd) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (ee) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 2,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4. Administration of the Plan.

        (a) Procedure.

             (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

             (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

             (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

             (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value;

             (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

             (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

             (iv) to approve forms of agreement for use under the Plan;

             (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

             (vii) to institute an Option Exchange Program;

             (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

             (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (x) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

             (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

             (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

             (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.


          5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers.

        6. Limitations.

          (a) Each Option shall be designated in the Option Agreement as a Nonstatutory Stock Option.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

             (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

             (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection (i) above.

             (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 13.

             (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. Term of Plan. Subject to Section 19 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8. Term of Option. The term of each Option shall be stated in the Option Agreement.

     9. Option Exercise Price and Consideration.

          (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

             (i) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

             (ii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist entirely of:

           (i) cash;

           (ii) check;

             (iii) promissory note;

             (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

             (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

             (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

             (vii) any combination of the foregoing methods of payment; or

             (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

     (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

          Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.

             (i) While a Service Provider. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option would have vested had the Optionee remained a Service Provider for six (6) months after the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested (or is not deemed vested by this Section 10(d)(i)) as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

             (ii) Within Three Months of Termination as a Service Provider. If an Optionee dies within three (3) months of ceasing to be a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve
        (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Stock Purchase Rights.

          (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

     13. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

     16. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19. Stockholder Approval. Stockholder approval of the Plan shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                       EXHIBIT F

                         NUKO INFORMATION SYSTEMS, INC.

                        1996 DIRECTOR STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED NOVEMBER 7, 1996)

     1. Purposes of the Plan. The purposes of this 1996 Director Stock Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

     All options granted hereunder shall be nonstatutory stock options.

     2. Definitions.  As used herein, the following definitions shall apply:

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" means the Common Stock of the Company.

          (d) "Company" means Nuko Information Systems, Inc., a Delaware corporation.

          (e) "Director" means a member of the Board.

          (f) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (h) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          (i) "Inside Director" means a Director who is an Employee.

          (j) "Option" means a stock option granted pursuant to the Plan.

          (k) "Optioned Stock" means the Common Stock subject to an Option.

          (l) "Optionee" means a Director who holds an Option.

          (m) "Outside Director" means a Director who is not an Employee.

          (n) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (o) "Plan" means this 1996 Director Stock Option Plan.

          (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

          (q) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

     3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares of Common Stock (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4. Administration and Grants of Options under the Plan.

          (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

             (ii) Each Outside Director shall be automatically granted an Option to purchase 35,000 Shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

             (iii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares on the day following the date of the Company's annual stockholder's meeting each year, provided he or she is then an Outside Director.

             (iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

             (v) The terms of each Option granted hereunder shall be as follows:

                (A) the term of the Option shall be ten (10) years.

                (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                (C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option. In the event that the date of grant of the Option is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant of the Option.

                (D) subject to Section 10 hereof, the Option shall be immediately exercisable as to 1/36 of the Shares subject thereto and shall become exercisable as to an additional 1/36 of the Shares subject thereto each month thereafter, provided that the Optionee continues to serve as a Director on such dates.

             (vi) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

     5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4 hereof.

     The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

     7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

     8. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in
     Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Continuous Status as a Director.  Subject to
     Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve
     (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

     9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(c) through (d) above.

     If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

     For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11. Amendment and Termination of the Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

     12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

     16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

PROXY

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                   DIRECTORS OF NUKO INFORMATION SYSTEMS, INC.

                  December 1996 Special Meeting of Shareholders

    The undersigned Shareholder of NUKO Information Systems, Inc., a New York corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated November 14, 1996, and hereby appoints Pratap Kesav Kondamoori and H.R. Kedlaya, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of the Company to be held on December 11, 1996 at 10:00 a.m., California Time, at 2391 Qume Drive, San Jose, California, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth below:


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                              FOLD AND DETACH HERE

                                                               Please mark
                                                              your votes as
                                                               indicated in
                                                               this example. [X]

                                                       FOR    AGAINST    ABSTAIN
1. Proposal approving the reincorporation of the       [ ]      [ ]        [ ]
   Company from New York to Delaware.

                                                       FOR    AGAINST    ABSTAIN
2. Proposal approving the adoption of the Company's    [ ]      [ ]        [ ]
   1996 Stock Option Plan and the reservation of 2,500,000 shares for issuance thereunder.

                                                       FOR    AGAINST    ABSTAIN
3. Proposal approving the adoption of the Company's    [ ]      [ ]        [ ]
   1996 Director Stock Option Plan and the reservation of
   200,000 shares for issuance thereunder:

  Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDERS. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2 AND 3.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.


Signature _________________________________ Signature _________________________________ Dated ________________________________, 1996
                                                             (If Jointly Owned)

(This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

                              FOLD AND DETACH HERE